Second Quarter 2018 Earnings Presentation

Safe Harbor Statement “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation may contain forward-looking statements within the meaning of the securities laws that are based on various facts and derived utilizing important assumptions, present expectations, estimates and projections about Allegiance. These statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “continues”, “anticipates,” “intends,” “projects,” “estimates,” “potential”, “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward looking statements include the foregoing. Forward-looking statements include information concerning Allegiance’s future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Allegiance’s control, which may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Allegiance can: continue to develop and maintain new and existing customer and community relationships; successfully implement its growth strategy, including identifying suitable acquisition targets and integrating the businesses of acquired companies and banks; sustain its current internal growth rate; provide quality and competitive products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its performance objectives. These and various other factors are discussed in Allegiance's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in other reports and statements Allegiance has filed with the Securities and Exchange Commission. Copies of such filings are available for download free of charge from the Investor Relations section of Allegiance's website at www.allegiancebank.com, under Financial Information, SEC Filings. Any forward-looking statement made by Allegiance in this presentation speaks only as of the date on which it is made. Factors or events that could cause Allegiance’s actual results to differ may emerge from time to time, and it is not possible for Allegiance to predict all of them. Allegiance undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. GAAP Reconciliation of Non-GAAP Financial Measures Allegiance’s management uses certain non-GAAP financial measures to evaluate its performance. A reconciliation of the non-GAAP financial measures is included on page 10 of the earnings release issued concurrently herewith. 2

Allegiance Bancshares, Inc. Company Overview Branch Map  Holding company for Allegiance Bank based in Houston, Texas  Headquartered in Houston, Texas  NASDAQ Ticker: ABTX  16 full service banking locations and one loan production office within the Houston MSA  Super-community banking model  Two acquisitions completed:  2013: Independence Bank with $222.1 million in total assets Summary Financials  2015: Enterprise Bank (F&M Bancshares, Inc.) with $569.7 million in total assets Allegiance Bancshares, Inc. ($ in thousands) 6/30/2018 12/31/2017 12/31/2016 12/31/2015  Pending acquisition of Post Oak Bank, N.A. (Post Oak Bancshares, Inc.) with $1.43 billion in total assets as of March 31, 2018 expected Total Assets $ 2,966,426 $ 2,860,231 $ 2,450,948 $ 2,084,579 to close in the 4th quarter 2018, pending regulatory and shareholder Total Loans 2,358,675 2,270,876 1,891,635 1,681,052 approvals Total Deposits 2,313,786 2,213,974 1,870,183 1,759,133 Total Equity 319,888 306,865 279,817 258,490 Loans/Deposits 101.9% 102.6% 101.1% 95.6% NPAs/Assets 0.49% 0.49% 0.75% 0.25% TCE/TA 9.49% 9.38% 9.82% 10.48% NIM (tax equivalent) 4.21%* 4.34% 4.37% 4.68% ROAA 1.03%* 0.65% 0.98% 0.81% ROATCE 11.02%* 6.93% 9.96% 9.52% _____________________ *Annualized as of 2Q 2018 3

Our Super-community Banking Strategy Strategy Structure Results Focus on Small Extraordinary and Medium-Sized Customer Owner-Operated Experience Businesses Responsive Scalable Platform Decision-Making Favorable Loan by Empowered Yields and Deposit Lenders Relationships Full-Service Bank High Net Interest Locations Margin Centralized Credit Strong Credit Administration Effective Centralized Operations Quality Experienced Enhanced Central Operations Efficiency and Staff Profitability 4

Highlights – Second Quarter 2018 • Core loan growth of $266.0 million, or 13.0%, year over year to $2.31 billion for the second quarter 2018 compared to $2.04 billion for the second quarter 2017 • Deposit growth of $214.5 million, or 10.2%, year over year to $2.31 billion for the second quarter 2018 compared to $2.10 billion for the second quarter ended 2017 • Announced pending acquisition of Post Oak projected to close in the fourth quarter 2018 • Completed core technology platform conversion during the second quarter 2018 • Net income increased 40.1% to $7.6 million and diluted earnings per share of $0.55 for the second quarter 2018 compared to $5.4 million and $0.40 for the second quarter 2017 which included $1.1 million of technology conversion costs and $625 thousand of merger expenses related to the pending transaction with Post Oak • Net interest income increased 10.8% to $27.8 million for the second quarter 2018 compared to $25.1 million for the second quarter 2017 • Assets of $2.97 billion, loans of $2.36 billion, deposits of $2.31 billion and shareholder's equity of $319.9 million at June 30, 2018 • Received the Houston Better Business Bureau 2018 Pinnacle Award for Excellence for the financial services industry 5

Historical Growth Total Assets Total Loans ($ in millions) ($ in millions) $3,500 $2,359 $2,500 $2,271 $2,966 $3,000 $2,860 $1,892 $2,451 $2,000 $2,500 $1,681 $2,085 $2,000 $1,500 $1,280 $1,002 $1,500 $1,165 $1,000 $837 $1,000 $500 $500 $- $- 2013 2014 2015 2016 2017 2Q 2018 2013 2014 2015 2016 2017 2Q 2018 Total Deposits Total Equity ($ in millions) ($ in millions) $2,500 $2,314 $350 $320 $2,214 $307 $280 $1,870 $300 $2,000 $1,759 $258 $250 $1,500 $200 $1,134 $1,045 $150 $132 $1,000 $110 $100 $500 $50 $- $- 2013 2014 2015 2016 2017 2Q 2018 2013 2014 2015 2016 2017 2Q 2018 6

Net Income Growth ($ in thousands) (1) $24,000 $22,851 $20,000 $17,632 $15,786 $16,000 * $12,000 $9,005 $7,556 $8,000 $6,839 $5,395 $4,555 $4,000 $2,995 $2,013 $- 2010 2011 2012 2013 2014 2015 2016 2017 2Q 2017 2Q 2018 _____________________ (1) Includes a one-time gain from sale of branches of $1.3 million (after-tax) 7

Diluted EPS Growth $2.00 (1) $1.75 $1.75 $1.50 $1.43 $1.31 $1.26 $1.22 $1.25 * $1.00 $0.90 $0.75 $0.68 $0.55 $0.48 $0.50 $0.40 $0.25 $- 2010 2011 2012 2013 2014 2015 2016 2017 2Q 2017 2Q 2018 _____________________ (1) Includes a one-time gain from sale of branches of $1.3 million (after-tax). 8

Net Interest Income and Margin ($ in thousands) Net Interest Income Net Interest Margin (tax equivalent) $120,000 6.00% $110,000 $103,668 $100,000 5.50% $89,864 $90,000 $80,166 $80,000 5.00% 4.68% $70,000 4.44% $60,000 4.37% 4.50% 4.33% 4.31% 4.34% 4.29% 4.24% 4.19% 4.21% $50,000 $46,834 $40,000 $33,891 4.00% (1) $29,126 (1) $27,816 $30,000 $25,107 $21,198 $20,000 $15,380 3.50% $10,000 $- 3.00% 2010 2011 2012 2013 2014 2015 2016 2017 2Q 2017 2Q 2018 _____________________ (1) Annualized 9

Performance Metrics Efficiency Noninterest Expense / Average Assets 80.00% 3.40% 3.26% 77.57% 3.20% 3.30% 75.00% 74.36% 3.00% 69.23% 70.00% 2.99% 2.83% (2) 67.05% 2.80% 69.02% 2.71% 65.27% 2.82% 67.79% 2.80% 65.00% 63.89% 2.60% 2.59% (2) 61.92% 2.48% 62.34% 2.53% 60.00% 2.40% 2010 2011 2012 2013 2014 2015 2016 2017 2Q 2Q 2010 2011 2012 2013 2014 2015 2016 2017 2Q 2Q 2017 2018 2017 2018 ROATCE ROAA (2) 12.00% (1) 11.02% 1.25% (1) (2) 9.96% 9.52% (1) 1.03% 10.00% 9.22% 1.05% 0.98% (1) 8.00% 8.70% (2) 6.30% 7.38% 8.57% 0.85% 0.78% (2) 6.00% 6.93% 0.60% 0.81% 0.81% 4.76% 0.65% 0.75% 4.00% 0.65% 0.65% 0.45% 0.53% 2.00% 0.00% 0.25% 2010 2011 2012 2013 2014 2015 2016 2017 2Q 2Q 2010 2011 2012 2013 2014 2015 2016 2017 2Q 2Q 2017 2018 2017 2018 _____________________ (1) Includes a one-time gain from sale of branches of $1.3 million (after-tax) (2) Annualized 10

Loan Portfolio Composition ($ in millions) Mortgage Warehouse Consumer & Other 2.2% 0.4% Residential Construction 4.7% Approximately 51.4% of CRE is CRE Construction owner occupied 11.5% CRE (including CRE Construction by Property Type multi-family) CRE (incl. multi-family) by Property Type 48.0% Improved Land $ 110.7 41.0% 1-4 Family Retail $ 314.5 27.8% C-Store 33.9 12.5% Residential Industrial Warehouse 181.5 16.0% 14.0% Retail/Wholesale 30.6 11.3% Office 158.6 14.0% Office 22.0 8.1% C-Store 125.6 11.1% Hotel/Motel 109.5 9.6% Hotel/Motel 20.7 7.6% C&I Health Care 13.0 4.8% 19.2% Multi-Family 64.5 5.7% Industrial/Warehouse 14.0 5.2% Loan Portfolio (as of June 30, 2018) Day Care 28.7 2.5% Health Care 13.0 4.8% Health Care 21.3 1.9% CRE (including multi-family) $ 1,134,903 48.0% Car Wash 4.4 1.6% Restaurant/Bar 20.4 1.8% C&I 452,307 19.2% Church Facility 3.3 1.2% Church Facility 18.7 1.6% 1-4 Family Residential 330,053 14.0% Investment Property 3.1 1.1% Farmland 18.7 1.6% CRE Construction 270,965 11.5% Other 2.3 0.8% Agriculture 17.3 1.5% Residential Construction 109,962 4.7% Total CRE Construction $ 271.0 100.0% Mini Storage 15.3 1.3% Mortgage Warehouse 51,552 2.2% Fitness Center 12.3 1.1% Consumer & Other 8,933 0.4% Other 28.0 2.5% Total Loans $ 2,358,675 100.0% Total CRE (incl. multi-family) $ 1,134.9 100.0% 11

Strong Credit Quality Allowance / Nonperforming Loans Allowance / Total Loans 350% 1.25% 300.00% 1.30% 1.20% 300% 1.20% 1.13% 258.75% 252.66% 1.10% 1.04% 1.01% 250% 0.95% 258.98% 1.00% 177.44% 200% 0.90% 0.82% 211.34% 150% 196.35% 0.80% 0.70% 0.80% 100% 0.78% 121.00% 107.26% 0.60% 50% 0.50% 0% 0.40% 2010 2011 2012 2013 2014 2015 2016 2017 2Q 2018 2010 2011 2012 2013 2014 2015 2016 2017 2Q 2018 Nonperforming Loans / Total Loans Net Charge-offs / Average Loans 1.20% 0.50% 1.05% 0.94% 0.88% (1) 0.40% 0.36% 0.90% 0.25% 0.29% 0.75% 0.59% 0.30% 0.25% 0.60% 0.51% 0.59% 0.20% 0.25% 0.45% 0.32% 0.04% 0.02% 0.30% 0.10% 0.02% 0.06% 0.06% 0.15% 0.31% 0.31% 0.00% 0.00% 2010 2011 2012 2013 2014 2015 2016 2017 2Q 2018 2010 2011 2012 2013 2014 2015 2016 2017 2Q 2018 _____________________ (1) Annualized 12

Deposit Growth and Composition Deposit Composition Deposit Growth (as of June 30, 2018) ($ in millions) Deposits Non-interest-bearing % $2,500 45.0% $2,314 $2,214 $2,000 40.0% $1,870 $1,759 Noninterest-bearing Certificates and other 32.4% 35.3% time 38.7% $1,500 35.0% 33.0% 32.4% 31.8% 31.1% $1,134 30.8% $1,045 $1,000 30.0% Money market and savings 21.4% Interest-bearing Demand 7.5% $500 25.0% $- 20.0% 2013 2014 2015 2016 2017 Q2 2018 13